      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

      International Equity Fund
     ------------------------------------------------------------------

July 26, 1999

Dear Shareholder:


Executive Summary
-----------------

The MSCI-EAFE Index/1/ posted another solid if unspectacular quarter, rising 2.5% in US Dollar terms. Returns varied greatly at the local market level. Japan, Scandinavia and the smaller Asian markets were all firm while the UK, Belgium, Italy and Switzerland were disappointing. The US Dollar continued to be strong against all world currencies except those with perceived commodity price linkage such as the Australian Dollar and Canadian Dollar. Once again, in total, the Pacific Basin offered considerably more attractive returns than Europe.

There has been a marked change in the nature and breadth of many markets' leadership. This had proved to be exceptionally narrow in 1998, so a rebound in companies with more sensitivity to improving global economic activity is not surprising. We would expect this trend to continue.

Performance during the 2nd quarter of 1999 was very positive vis-a-vis the MSCI-EAFE Index. The fund rose 7.7% outstripping the index by over 5%. The attributes that made up the performance were broadly in-line with those seen earlier in 1999. Currency selection (sterling currency hedge and strong Australian Dollar) and Stock Selection (overweight in commodity linked plays) were both very positive more than offsetting the poor Market Selection (strong Japan and lackluster UK).

We remain underweight in Japanese equities despite the prospects for economic recovery stocks remain expensive relative to other global opportunities.

The portfolio is significantly overweight in the `Anglo Saxon' markets of United Kingdom, Australia and New Zealand. The prospects for the latter two being boosted by an underweight currency and a recovery in commodities.

When a currency is significantly undervalued we will consider hedging a portion of the fund's exposure. For defensive purposes this resulted in us hedging a portion of our sterling exposure. After the currency weakness we have since removed this.

We hold a substantial position, although less than index, in continental
Europe.

Economics
---------

Three months ago this Outlook said that economic growth in Japan "might provide a nice surprise", but we did not anticipate the 8% in Q1. Comments that Japan has turned the corner are now commonplace, but Q1 was probably erratic. The figures show a big price fall (thus boosting real growth in consumption) after an equally anomalous price rise in Q4. Also, it is clear that the economy is still dependent on the huge (40% plus) rise in public sector spending. The boost from the public sector will almost disappear unless parliament agrees to further
------
/1/Morgan Stanley Capital International Europe, Australia and Far East Index
  (MSCI-EAFE) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets.

spending packages--it probably will, but past experience suggests it will drag its feet. Japan may have hit bottom, but there is no reason to expect growth to resume at any reasonable rate. Easy money will continue, further action to help bank liquidity may be needed, and public debt is high and rising. So, while inflation is non-existent right now, there is a risk of high inflation round the corner--the problem is when.

Has the Fed really raised interest rates? There is of course precious little difference between the old situation (with an up bias) and a 25bp rise and a neutral bias. Under Mr. Greenspan, the Fed has always been cautious, and the latest move is in line with that. What may be new is the fact that the Fed acted only on evidence of over-exuberant growth, because inflation remains as low as ever, at least on the level of the CPI. Wage growth in the US is 5%, while productivity is below 2% (both ball-park numbers). This means that domestically-generated inflation is running at 3% or more, and is just a matter of time before this shows up in the index. Oil prices are now just a shade below $20 a barrel, which will push up prices even more. Finally, the 3% of GNP deficit in the current account shows further potential for prices to rise, and for the dollar to weaken. We believe the Fed was right--and could have left out the neutral bias.

Being weak gives the euro a bad press, but its weakness diverts attention from the main problem, which is whether the cost levels at which the member currencies were locked in, are workable. The evidence may never be 100% clear, but there are some worrying signs. Italy has failed to meet its fiscal deficit target, though not by much. It has also suffered some serious strikes. France has imposed a shorter working week. Growth in Germany, France and Italy has slowed, but Spain, Portugal and Ireland are doing well. Last month EU President-elect Prodi said Italy's public sector deficits might mean it could fail to stay in the euro. This was not a real threat--intended only to frighten the children into good behavior--but it does illustrate the fact that Euroland needs substantial reform if it is to work smoothly, and this looks a long way off.

Politics
--------

The big event over the quarter was the NATO intervention in Kosovo. Initially the results from air strikes alone were indecisive and considerable tension with Russia and China was engendered in the process. Eventually Serbia backed down, but winning the peace may not be easy unless the allies' long term aims in the region are clarified. The effects on financial markets of all this has been limited, although the euro has suffered some collateral damage.

Recent elections to the European parliament saw a big shift to the right of centre political parties. The results reflect the unpopularity of some--mainly leftist--national governments and more parochial concerns (for instance, British affection for the pound sterling).

Voter turnout was generally low (20% in the UK), which is a problem in itself as if the EU cannot create representative democratic institutions the EMU project is, in some ways, flawed.

The second fully democratic elections in South Africa resulted in the expected big victory for the ANC, now led by Thabo Mbeki after Nelson Mandela's retirement. However, they just fell short of winning two thirds of the votes cast which would have been required to make changes to the constitution. Like most leftist parties in a post-communist world it could prove difficult for the ANC to reconcile the majority's social expectations with the discipline required by the markets. In spite of this, South Africa's financial markets appear, we believe, to be undervalued.

Fixed Income
------------

Markets recorded a decline of just over 1% in Q2, as against a small rise in the prior quarter. They took their lead from the US, which was down by a similar amount. Yen bonds were weakest, falling 2.5% and giving back much of their strength in Q1. Over the first half of the year, however, yen bonds remain the only positive market in local terms. With the dollar firm, dollar investors again fared badly, returns averaging a negative 3.5% in Q2. Europe showed the worst figures, with negatives of some 6% in dollars, mainly of course reflecting the weakness of the euro. In contrast, commodity-related markets like Australia (up 3% in Q2) and Canada (up 1.5%) continued to do well and they have had the best dollar returns in the first half of 1999.

Last quarter we opined that the bond boom "is clearly past". That gloomy prediction remains in place, and has, if anything been reinforced by the action of the Fed in stating that its policy stance has been set neutral. After the euphoria this has engendered there must be some scope for disappointment, for inflation is clearly at a low. We continue to take a cautious approach, and are careful to underweight clear low-value situations such as yen bonds.

Currencies
----------

The euro was again center-stage, and for the same reason. It fell another 4.5% against the dollar, making a full 12% decline since the turn of the year. This is dramatic, but we believe it would be simplistic to label the euro a sick currency. It has simply retraced the rise that its precursor currencies saw in the second half of 1998. There was some pre-euro exuberance in that, and in addition, the economic growth figures turned in by the Euroland countries has been much more sluggish than expected. In the Q4/Q1 period their GNP only just avoided slipping into negative territory. There are some signs that european GNP growth is bottoming, so the euro should also stabilise. Fundamentally, it has fallen below fair value against the dollar, and of course it runs a big current account surplus, unlike the US.

Our analysis suggests that most currencies are below fair value versus the dollar. Only sterling stands out as being moderately expensive, and if UK interest rates moderate, then sterling should decline. The yen may be volatile. Japan's surplus means the yen is at risk of a sharp rise--but that would hit the Japanese economy. Fundamentally, Japan would probably welcome a weaker yen, and if inflation were to emerge, the yen would almost certainly fall. At present, the best value remains in Canada, Australia and New Zealand, although their recent rise has eroded some of their relative value.

Emerging Markets
----------------

The MSCI EMF Index/2/ rose by 24.4% during the quarter. China was up 81% in dollar terms over the period, while Malaysia was up 71%. Both markets benefited from expectations of improving economic performance--China on the basis of the government's reflationary spending initiative, and Malaysia on the back of a rebound from last year's crisis.

This past quarter has seen significant political tension around the world, both in terms of actual conflict and important elections.

The shooting war between India and Pakistan continued over the Kashmir section through most of the quarter, although resolution appeared likely by June. While the prospect of these two nuclear powered neighbours at war was daunting for the rest of the world, their capital markets seemed unfazed, with a small gain during the period for India, and a small fall for Pakistan. The end of air strikes against Serbia had little impact on the markets of emerging Europe, although Russia's increased diplomatic role may well aid its return to international capital markets eventually. Tensions in the Middle East continue, with the outgoing Israeli government bombing far into Lebanese territory just before leaving office. Although the election and the bombings have had limited impact on markets thus far, the strong coalition which has been formed is expected to focus on more conciliatory relations with its Arab neighbours. Indonesia held its first democratic elections in 30 years during the quarter. Although the elections
--------
/2/The MSCI Emerging Markets Free Index (MSCI EMF) is an unmanaged index generally representative of emerging market securities.

themselves went smoothly, subsequent protests have shown that transition to democracy will be a slow and difficult process, particularly against the backdrop of economic crisis that still exists from last year's devaluation.

In all regions economic performance has shown signs of improvement for emerging markets. In Europe, Russia is beginning to show signs of rebuilding its economy after last year's difficult devaluation and subsequent crisis. Asia continues its own rebound, with Korea, Malaysia and Thailand leading the way. In Latin America, Brazil has performed far better than expected since January's devaluation, with inflation lower than expected and growth returning. At the same time in Latin America, Mexico is continuing to show strong economic performance, aided by strong import demand from the United States, and the Andean countries are beginning to rebound from their commodity price led recessions.

Looking forward, the strength and direction of US interest rate movements, and the performance of the US and Japanese economies will be important determinants of emerging market performance over the next 6 months. If US rates do not rise dramatically, and the nascent rebound in the Japanese economy blossoms, emerging markets can be expected to benefit from the stable environment. As mentioned previously, many emerging economies are beginning to turn the corner from the difficulties of 1997 and 1998, and stable demand from the developed world will only further that process. At the same time, however, it will be important that a positive external environment does not convince emerging policy makers that they do not need to make the politically difficult reforms discussed during the last 18 months. Korea as a case in point where positive export performance has slowed internal economic reform, potentially setting the scene for a repeat of 1997's devaluation and crises.

Sincerely

/s/ Clive Gillmore

Clive Gillmore
Regional Research Director, Equities
Delaware International Advisers Ltd.

--------
The views expressed in this letter reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

                             [CHART APPEARS HERE]

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 INTERNATIONAL EQUITY FUND VS. MSCI-EAFE INDEX


Total Return - Institutional Class Shares         Service Class Shares
-----------------------------------------    ------------------------------
                                Inception                         Inception
                      1 Year    (3/1/95)     1 Year     5 Year    (4/25/94)
                      ------    ---------    ------     ------    ---------
Offering Price(1)     N/A         N/A        (3.21)%     4.29%      3.83%
NAV(2)                1.89%       8.99%       1.89 %     5.37%      4.87%

              International     International
                  Equity            Equity
               Fund-Service      Fund-Service
                   Class             Class       MSCI-EAFE
              (without load)     (with load)       Index
              --------------     -----------     ---------
Apr. 1994        10,000             9,497          10,000
Dec. 1994         9,550             9,069          10,008
Dec. 1995         9,970             9,468          11,164
Dec. 1996        10,600            10,066          11,874
Dec. 1997        10,382             9,860          12,118
Dec. 1998        11,557            10,975          14,582
June 1999        12,796            12,152          15,182

               --- ---  International Equity Fund-Service Class (without load)
               - - - - International Equity Fund-Service Class (with load) ------- MSCI-EAFE Index

Past performance is not predictive of future performance. Without certain fee waivers, the return would have been lower. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%

The above illustration compares a $10,000 investment in the Service Class Shares of the International Equity Fund on April 25, 1994 (date of inception) to a $10,000 investment in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI-EAFE) Index on that date. All dividends and capital gain distributions are reinvested. Please refer to the box above for returns on Institutional Class Shares, which have been offered since March 1, 1995.

The Fund's performance takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI-EAFE) is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. This index is widely accepted and does not take into account charges, fees and other expenses.

International investing involves increased risks and volatility.

Board of Trustees

WOLF J. FRANKL          Former Director, North America, Berlin Economic
                        Development Corporation

JEFFREY J. HASS         President of Law, New York Law School

RICHARD J. LOOS         Vice Chairman Emeritus

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Incorporated

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       President, Paumgarten and Company

JOHN P. PFANN           Chairman and President, JPP Equities, Inc.

ROBERT A. ROBINSON      Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ERIC F. ALMQUIST        Senior Vice President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


JOEL B. ENGLE           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of June 30, 1999 (Unaudited)
                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES
 AUSTRALIA
 ---------
  Banking                  105,550 National Australia Bank
                                    Ltd....................   $ 1,746,646      2.9%
                                                              -----------    -----
  Brewery                  631,000 Fosters Brewing Group...     1,778,450      3.0
                                                              -----------    -----
  Building Materials       498,500 CSR Ltd.................     1,425,461      2.4
                                                              -----------    -----
  Industrial Goods &
   Services                273,000 Amcor Ltd...............     1,517,556      2.5
                           118,000 Orica Ltd...............       644,459      1.1
                                                              -----------    -----
                                                                2,162,015      3.6
                                                              -----------    -----
                                   Total Australia.........     7,112,572     11.9
                                                              -----------    -----
 FRANCE
 ------
  Banking                    7,000 Societe Generale........     1,233,712      2.1
                                                              -----------    -----
  Industrial Goods &
   Services                  7,268 Compagnie de Saint
                                    Gobain.................     1,158,023      1.9
                                                              -----------    -----
  Oil & Gas Exploration,
   Production, & Services    7,900 Elf Aquitane SA.........     1,159,327      1.9
                                                              -----------    -----
  Telecommunication -
   Services & Equipment     10,500 Alcatel Alsthom.........     1,478,073      2.5
                                                              -----------    -----
                                   Total France............     5,029,135      8.4
                                                              -----------    -----
 GERMANY
 -------
  Banking                   15,893 Bayerische Vereinsbank
                                    AG.....................     1,032,572      1.7
                                                              -----------    -----
  Chemicals                 49,000 Bayer AG................     2,041,509      3.5
                                                              -----------    -----
  Industrial Goods &
   Services                 23,650 Siemens AG..............     1,824,343      3.0
                                                              -----------    -----
  Oil Co. - Integrated      22,600 RWE AG..................     1,046,241      1.7
                                                              -----------    -----
                                   Total Germany...........     5,944,665      9.9
                                                              -----------    -----
 HONG KONG
 ---------
  Diversified              507,000 Wharf Holdings..........     1,581,391      2.7
                                                              -----------    -----
  Electric Utility         265,000 Hong Kong Electric
                                    Holdings...............       853,890      1.4
                                                              -----------    -----
                                   Total Hong Kong.........     2,435,281      4.1
                                                              -----------    -----

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 JAPAN
 -----
  Electrical & Electronics 257,000 Hitachi Ltd.............   $ 2,409,983
                            68,000 Matsushita Electric
                                    Industrial Co..........     1,320,267
                                                              -----------     ----
                                                                3,730,250      6.1%
                                                              -----------     ----
  Insurance                 65,000 Nichido Fire & Marine
                                    Insurance Company,
                                    Ltd....................       334,569      0.6
                                                              -----------     ----
  Office Equipment &
   Supplies                 60,000 Canon Inc...............     1,725,104      2.9
                                                              -----------     ----
  Pharmaceuticals           66,000 Eisai Company, Ltd......     1,300,520      2.2
                                                              -----------     ----
  Transportation               360 West Japan Railway Co...     1,380,083      2.3
                                                              -----------     ----
                                   Total Japan.............     8,470,526     14.1
                                                              -----------     ----
 NETHERLANDS
 -----------
  Banking                   28,549 ING Groep NV............     1,527,775      2.5
                                                              -----------     ----
  Broadcasting &
   Publishing               84,400 Elsevier................       979,194      1.6
                                                              -----------     ----
  Oil Co. - Integrated      29,799 Royal Dutch Petroleum
                                    Co.....................     1,745,516      3.0
                                                              -----------     ----
                                   Total Netherlands.......     4,252,485      7.1
                                                              -----------     ----
 NEW ZEALAND
 -----------
  Paper & Related Products 487,000 Carter Holt Harvey
                                    Ltd....................       583,241      1.0
                                                              -----------     ----
  Telecommunications       310,000 Telecom Corp of New
                                    Zealand Ltd............     1,330,629      2.2
                                                              -----------     ----
                                   Total New Zealand.......     1,913,870      3.2
                                                              -----------     ----
 SINGAPORE
 ---------
  Retail                   151,000 Jardine Matheson
                                    Holdings Ltd...........       755,000      1.3
                                                              -----------     ----
 SOUTH AFRICA
 ------------
  Insurance                182,226 Sanlam Limited (b)......       107,230      0.2
                                                              -----------     ----
  Oil & Gas Exploration,
   Production, & Services   44,000 Sar Sasol Limited.......       263,673      0.4
                                                              -----------     ----
                                   Total South Africa......       370,903      0.6
                                                              -----------     ----

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 SPAIN
 -----
  Banking                  122,028 Banco Central
                                    Hispanoamer............   $ 1,271,027      2.1%
                                                              -----------    -----
  Electrical & Electronics  74,000 Iberdrola SA............     1,127,161      1.9
                                                              -----------    -----
  Telecommunications        33,745 Telefonica SA...........     1,625,523      2.7
                                                              -----------    -----
                                   Total Spain.............     4,023,711      6.7
                                                              -----------    -----
 UNITED KINGDOM
 --------------
  Brewery                  113,600 Bass PLC................     1,651,899      2.8
                                                              -----------    -----
  Building Products        244,600 Blue Circle Industries
                                    PLC....................     1,628,040
                           426,300 Taylor Woodrow PLC......     1,229,717
                                                              -----------    -----
                                                                2,857,757      4.7
                                                              -----------    -----
  Electric Utility          78,500 PowerGen PLC............       844,522      1.4
                                                              -----------    -----
  Food Products & Services 108,944 Associated British Foods
                                    PLC....................       711,385      1.2
                                                              -----------    -----
  Health & Personal Care   109,400 Boots Co. PLC...........     1,305,425
                            62,723 Glaxo Holdings PLC......     1,742,095
                                                              -----------    -----
                                                                3,047,520      5.0
                                                              -----------    -----
  Machinery & Equipment    114,200 GKN PLC.................     1,954,946      3.2
                                                              -----------    -----
  Metals & Mining           85,500 Rio Tinto PLC...........     1,423,210      2.4
                                                              -----------    -----
  Oil & Gas - Wholesale    229,300 BG PLC..................     1,403,313      2.3
                                                              -----------    -----
  Telecommunications       144,600 Cable & Wireless PLC....     1,840,559      3.1
                                                              -----------    -----
  Transportation           181,000 British Airways PLC.....     1,244,666      2.1
                                                              -----------    -----
                                   Total United Kingdom....    16,979,777     28.2
                                                              -----------    -----
                                   Total Equities..........    57,287,925     95.5
                                                              -----------    -----
                                   (Cost-$48,549,596)

                           INTERNATIONAL EQUITY FUND

                                                                       Percent of
                                       Security           Market Value Net Assets
---------------------------------------------------------------------------------
                               Total Investments (Cost-
                                $48,549,596) (a).......   $57,287,925     95.5%
                                                          -----------    -----
                               Other Assets in Excess
                                of Liabilities.........     2,684,084      4.5
                                                          -----------    -----
                               Total Net Assets........   $59,972,009    100.0%
                                                          ===========    =====

--------
Percentages indicated are based on net assets of $59,972,009.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $11,158,936
   Unrealized depreciation.........................................  (2,420,607)
                                                                    -----------
   Net unrealized appreciation..................................... $ 8,738,329
                                                                    ===========

(b)  Represents non-income producing security.

AG--Aktiengesellschaft (German stock company)
NV--Naamloze Vennootschap (Dutch corporation)
PLC--Public Limited Company
SA--Societe Anonyme (French corporation)

See notes to financial statements.

Statement of Assets and Liabilities
As of June 30, 1999 (Unaudited)

                           INTERNATIONAL EQUITY FUND

ASSETS:
 Investments in securities, at value (cost-$48,549,596)...........  $57,287,925
 Cash denominated in foreign currencies (cost-$81,412)............       81,528
 Cash.............................................................    1,599,854
 Interest and dividends receivable................................      225,575
 Foreign tax reclaims receivable..................................       98,820
 Unrealized appreciation on forward foreign currency exchange
  contracts.......................................................      114,289
 Prepaid expenses.................................................        3,132
                                                                    -----------
  Total Assets....................................................   59,411,123
                                                                    -----------
LIABILITIES:
 Securities purchased payable.....................................      101,806
 Accrued expenses and other payables:
  Investment advisory fee.........................................       27,566
  Administration fee..............................................        4,837
  Accounting and transfer agent fees..............................       19,083
  Other...........................................................      119,899
                                                                    -----------
  Total Liabilities...............................................      273,191
                                                                    -----------
Net Assets........................................................  $59,137,932
                                                                    ===========
COMPUTATION OF NET ASSET VALUE:
 Net Assets:
  Institutional Class.............................................  $58,890,538
  Service Class...................................................      247,394
                                                                    -----------
  Total...........................................................  $59,137,932
                                                                    ===========
 Shares of beneficial interest issued and outstanding:
  ($0.001 par value per share, unlimited number of shares
   authorized)
  Institutional Class.............................................    4,673,503
  Service Class...................................................       19,635
                                                                    -----------
  Total...........................................................    4,693,138
                                                                    ===========
 Net Asset Value:
  Institutional Class--offering and redemption price per share....  $     12.60
                                                                    ===========
  Service Class--redemption price per share.......................  $     12.60
  Maximum sales charge............................................         5.00%
  Maximum offering price (Service Class) (Net asset value
   of Service Class / (100% - Maximum Sales Charge))..............  $     13.26
                                                                    ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital..................................................  $45,843,182
 Undistributed net investment income..............................      565,741
 Accumulated undistributed net realized gains
  from investment and foreign currency transactions...............    3,874,219
 Net unrealized appreciation from investments and translation
  of assets and liabilities denominated in foreign currencies.....    8,854,790
                                                                    -----------
Net Assets........................................................  $59,137,932
                                                                    ===========

See Notes to Financial Statements.

Statement of Operations
For the period ended June 30, 1999 (Unaudited)

                           INTERNATIONAL EQUITY FUND

INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $58,404)............ $1,000,777
                                                                   ----------
  Total Income....................................................  1,000,777
                                                                   ----------
EXPENSES:
 Investment advisory fees.........................................    283,765
 Administration fees..............................................     47,294
 Co-administration fees...........................................      9,459
 Shareholder servicing assistance fees (Service shares)...........         49
 Distribution fees (Service shares)...............................        429
 Accounting fees..................................................      3,249
 Legal fees.......................................................     63,204
 Printing costs...................................................     34,464
 Transfer agent fees..............................................     15,834
 Other expenses...................................................     42,122
                                                                   ----------
Gross Expenses....................................................    499,869
 Less: Fee waivers................................................   (133,761)
                                                                   ----------
Net Expenses......................................................    366,108
                                                                   ----------
Net Investment Income.............................................    634,669
                                                                   ----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains from investment and foreign currency
 transactions.....................................................  4,245,026
Net change in unrealized appreciation from investments............  1,819,864
                                                                   ----------
Net Realized/Unrealized Gains from Investments and Foreign
 Currencies.......................................................  6,064,890
                                                                   ----------
Change in Net Assets Resulting from Operations.................... $6,699,559
                                                                   ==========

See Notes to Financial Statements.

Statement of Changes in Net Assets (Unaudited)

                           INTERNATIONAL EQUITY FUND

                                                    For the         For the
                                                 Period ended      Year ended
                                                 June 30, 1999  December 31,1998
                                                 -------------  ----------------
From Investment Activities:
OPERATIONS:
 Net investment income.......................... $    634,669     $   531,914
 Net realized gains from investment and foreign
  currency transactions.........................    4,245,026       1,450,203
 Net change in unrealized appreciation from
  investments...................................    1,819,864       3,340,139
                                                 ------------     -----------
 Change in net assets resulting from
  operations....................................    6,699,559       5,322,256
                                                 ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Institutional Class
  From net investment income....................           --        (529,501)
  In excess of net investment income............           --         (72,469)
  From net realized gains (losses) from
   investment transactions......................           --        (239,229)
 Service Class
  From net investment income....................           --          (2,400)
  From net realized gains (losses) from
   investment transactions......................           --            (951)
                                                 ------------     -----------
 Change in net assets from shareholder
  distributions.................................           --        (844,550)
                                                 ------------     -----------
 Change in net assets from capital share
  transactions..................................  (12,959,289)     (6,847,414)
                                                 ------------     -----------
 Change in Net Assets...........................   (6,259,730)     (2,369,708)
                                                 ------------     -----------
NET ASSETS:
 Beginning of period............................   65,397,662      67,767,370
                                                 ------------     -----------
 End of period.................................. $ 59,137,932     $65,397,662
                                                 ============     ===========

See Notes to Financial Statements.

Notes to Financial Statements

1.Organization

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios. The accompanying financial statements and notes relate only to the International Equity Fund ("the Fund"). The Fund offers two classes of shares: Institutional Shares and Service Shares. The Institutional Class is available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees. The Service Class is available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects except that Institutional Class Shares are not subject to a sales load or the imposition of any shareholder servicing fees or Rule 12b-1 fees.

  The Fund's investment objective is to seek to provide investors with long-term capital appreciation by investing at least 65% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in securities are valued at the last quoted sale price as of the close of business on the day the valuation is made, or if a sale is not reported for that day, at the mean between closing bid and asked prices. Price information for listed securities is taken from the exchange where the securities are primarily traded. Investments in futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments having maturities of 60 days or less are valued at amortized cost, which approximates market value.

  All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at the bid price of such currencies against the U.S. dollar's last quoted price by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Foreign Currencies: Transactions denominated in foreign currencies are recorded at the prevailing rate of exchange as incurred or earned. Asset and liability accounts are adjusted to reflect the current rate at the end of each period. Such adjustments are recorded in "net unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies". Net realized foreign currency gains or losses include exchange rate differences between trade date and settlement date for security purchases and sales, and between the date the Fund records income, expenses and other assets and liabilities and the date such assets and liabilities are received or paid. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

  The Fund may enter into forward foreign currency exchange contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until settlement date.

  The Fund's custodian will place cash or liquid high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currency of foreign exchange contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. The Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 1999:

    Foreign Currency  Settlement    Contracted                 Current           Unrealized
       Contracts         Date         Amount        Proceeds    Value    Appreciation/(Depreciation)
    ----------------  ---------- ----------------- ---------- ---------- ---------------------------
   Sales Contracts:
    British Pound      7/30/99   (Pounds)3,371,905 $5,455,000 $5,315,133          $139,867
   Buy Contracts:
    British Pound      7/30/99           3,063,586  4,840,711  4,829,131           (11,580)
    British Pound      7/30/99             308,318    500,000    486,002           (13,998)
                                                                                  --------
     Total:                                                                       $114,289
                                                                                  ========

  Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income, and net realized capital gains, if any, to its shareholders. Therefore, no provision is required for federal income tax. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

  Dividends and Distributions: The Fund intends to declare and pay substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends.

  Dividends and distributions are recorded by the Fund on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Security Transactions and Related Income: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3.Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1999 were $1,233,698 and $15,483,906, respectively.

4.Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. is paid a monthly advisory fee at an annual rate of 0.90% of the Fund's average daily net assets. For the period ended June 30, 1999, HSBC Asset Management Americas Inc. waived $108,059 in advisory fees.

  HSBC Asset Management America, Inc. appointed Delaware International Advisers Ltd. to act as investment sub-adviser pursuant to a Subadvisory Agreement. Under the Subadvisory Agreement, the Subadviser has sole discretion, bonded by the investment policies and restrictions of the Fund as are set forth in the Fund's prospectus, with respect to investments of assets in the Fund. The Subadviser receives compensation from the Investment Adviser equal to an amount based on certain percentages of the Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as distributor, administrator, fund accountant and transfer agent. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

  In accordance with the terms of the Management and Administration and Fund Accounting Agreements, BISYS is paid a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. For the period ended June 30, 1999, BISYS waived $15,765 in administrative services fees.

  HSBC Asset Management Americas Inc. earned co-administration and shareholder servicer assistance fees of up to 0.07% of the Fund's average net assets totaling $9,508 from the Fund for the period ended June 30, 1999, all of which was waived.

  The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to Service Shares of the Fund. The Service Class Plan provides for a monthly payment by the Fund to BISYS for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the Fund's average net assets. The Fund incurred expenses totaling $429 with regard to the Plan for the period ended June 30, 1999, all of which was waived. As distributor, BISYS is entitled to receive commissions on sales of shares of the Fund. For the period ended June 30, 1999, BISYS received $15 from commissions earned on sales of shares of the Fund, $13 of which was reallowed to affiliated broker/dealers of the Fund, $2 of which was retained by BISYS.

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. For the period ended June 30, 1999, the Fund did not participate in any Service Agreements.

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison served as the Trust's legal counsel for the period ended June 30, 1999.

5.Capital Share Transactions

  Transactions in capital shares for the were as follows:

                                  For the period ended       For the year ended
                                      June 30, 1999          December 31, 1998
                                 ------------------------  ------------------------
                                    Amount       Shares       Amount       Shares
                                 ------------  ----------  ------------  ----------
   Institutional Class Shares:
   Shares issued                 $  2,435,769     212,360  $ 20,085,592   1,642,226
   Shares reinvested                       --          --       239,264      20,933
   Shares redeemed                (15,359,580) (1,261,296)  (27,092,926) (2,460,775)
                                 ------------  ----------  ------------  ----------
   Net (decrease)                $(12,923,811) (1,048,936) $ (6,768,070)   (797,616)
                                 ============  ==========  ============  ==========
   Service Class Shares:
   Shares issued                 $        435          37  $      3,560         333
   Shares reinvested                       --          --         4,310         377
   Shares redeemed                    (35,913)     (3,156)      (87,214)     (7,824)
                                 ------------  ----------  ------------  ----------
   Net decrease                  $    (35,478)     (3,119) $    (79,344)     (7,114)
                                 ============  ==========  ============  ==========

6.Voting Results of Special Meeting of Shareholders

  At a special meeting of the shareholders of HSBC Mutual Fund Trust (the "Trust"), held on May 10, 1999, at 10:00 a.m. ET, the following actions were taken:

  (1) The approval of the election of four existing members of the Board of Trustees of the Trust and the election of four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified as presented in the proxy materials:

                                                        Number of   Number of
     Name of Trustee                                    Votes For Votes Withheld
     ---------------                                    --------- --------------
     Wolfe J. Frankl................................... 4,970,246     10,018
     Jeffery J. Hass................................... 4,970,246     10,018
     Richard J. Loos................................... 4,970,246     10,018
     Clifton H. W. Maloney............................. 4,970,246     10,018
     John C. Meditz.................................... 4,970,246     10,018
     Harald Paumgarten................................. 4,970,246     10,018
     John P. Pfann..................................... 4,970,246     10,018
     Robert A. Robinson................................ 4,970,246     10,018

  (2) The approval of the existing Investment Advisory agreement between the Trust and HSBC Asset Management Americas Inc. is as follows:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     International Equity Fund........................ 4,127,861 413,000 439,402

  (3) The approval that Ernst & Young, LLP has been selected as independent accountants for the Trust for the fiscal year ending December 31, 1999:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     HSBC Mutual Funds Trust.......................... 4,972,541    --    7,723

  (4) The approval that a change in the investment policies of the Funds to permit the Funds to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     International Equity Fund........................ 4,949,009 11,137  20,118

  (5) The approval that a change in the investment policies of the Funds to permit the Funds to: (I) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (II) pledge up to 33 1/3% of its total assets to secure such borrowings; and (III) to eliminate any limits on purchasing securities when borrowings exist:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     International Equity Fund........................ 4,944,680 11,425  24,159

  (6) The approval that a change in the investment policies of the Fund to remove the restriction on the Fund participating on a joint, or a joint and several basis, in any securities trading account:

                                                          FOR    AGAINST ABSTAIN
                                                       --------- ------- -------
     International Equity Fund........................ 4,944,693 10,535  25,036

7.Subsequent Events

  Effective July 1, 1999, the International Equity Fund was authorized to issue two additional classes of shares: Class B and Class C shares. Also effective July 1, 1999, the existing Service class is designated as Class A shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under service organization or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

  The following is a summary of the maximum annual fund operating expenses (fees paid from Fund assets) for Class A, Class B and Class C shares effective July 1, 1999:

                                                   Equity Fund
                                   -------------------------------------------
                                   Class A Class B Class C Institutional Class
                                   ------- ------- ------- -------------------
   Management fee/1/ .............  0.90%   0.90%   0.90%         0.90%
   Administrative Services
    fee/2/ .......................  0.15%   0.15%   0.15%         0.15%
   Distribution (12b-1) fee/3/ ...  0.35%   0.75%   0.75%         None
   Service Organization fee/4/ ...  0.35%   0.50%   0.50%         None
   Other expenses.................  0.53%   0.53%   0.53%         0.53%
   Fee Waivers & Expense
    Reimbursements................  0.85%   0.65%   0.65%         0.40%
   Net expenses...................  1.43%   2.18%   2.18%         1.18%

  /1/The Advisor is contractually limiting its Management fee to .55% for each class of shares until December 31, 1999.

  /2/The Administrator is contractually limiting its Administrative Services fee to .10% for each class of shares until December 31, 1999.

  /3/The Distributor is contractually waiving .10% of its Distribution fee for Class A shares until December 31, 1999.

  /4/The Service Organization fee is being contractually waived in its entirety for Class A shares and contractually limited to .25% for Class B and Class C shares until December 31, 1999.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Each Year and Periods Indicated.
(Unaudited)

                         HSBC INTERNATIONAL EQUITY FUND

                                                       Institutional Class Shares
                         ----------------------------------------------------------------------------------------
                            For the          For the           For the           For the        For the Period
                         Period ended      Year ended        Year ended        Year ended     March 1, 1995(c) to
                         June 30, 1999  December 31, 1998 December 31, 1997 December 31, 1996  December 31, 1995
                         -------------  ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....    $ 11.38          $ 10.35           $ 10.61           $  9.98            $  8.81
                            -------          -------           -------           -------            -------
Investment Activities
 Net investment income..       0.12**           0.08              0.04**           (0.01)             (0.03)
 Net realized and
  unrealized gains
  from investment and
  foreign
  currency
  transactions..........       1.10             1.09             (0.27)             0.64               1.20
                            -------          -------           -------           -------            -------
 Total from Investment
  Activities............       1.22             1.17             (0.23)             0.63               1.17
                            -------          -------           -------           -------            -------
Distributions
 From net investment
  income................         --            (0.08)            (0.02)               --                 --
 In excess of net
  investment income.....         --            (0.02)            (0.01)               --                 --
 From net realized
  gains.................         --            (0.04)               --                --                 --
                            -------          -------           -------           -------            -------
Total Distributions.....         --            (0.14)            (0.03)               --                 --
                            -------          -------           -------           -------            -------
Net Asset Value, End of
 Period.................    $ 12.60          $ 11.38           $ 10.35           $ 10.61            $  9.98
                            =======          =======           =======           =======            =======
Total Return (excludes
 sales charges).........      10.72%(a)        11.32%            (2.15)%            6.31%             13.28%(a)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $58,891          $65,139           $67,458           $21,110            $15,253
 Ratio of expenses to
  average net assets....       1.16%(c)         1.14%             1.12%             2.04%              2.62%(b)
 Ratio of net investment
  income to average net
  assets................       2.01%(b)         0.81%             0.35%            (0.10)%            (0.34)%(b)
 Ratio of expenses to
  average net assets*...       1.58%(b)         1.61%             1.91%             2.89%              3.12%(b)
 Portfolio turnover
  rate***...............       2.03%(a)       163.90%           112.54%            77.91%             90.31%(a)

--------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Based on average shares outstanding.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.

                                           Service Class Shares
-----------------------------------------------------------------------------------------------------------
   For the          For the           For the           For the           For the         For the Period
Period ended      Year ended        Year ended        Year ended        Year ended     April 25, 1994(c) to
June 30, 1999  December 31, 1998 December 31, 1997 December 31, 1996 December 31, 1995  December 31, 1994
-------------  ----------------- ----------------- ----------------- ----------------- --------------------
   $11.38           $ 10.35           $10.60            $ 9.97            $ 9.55             $ 10.00
   ------           -------           ------            ------            ------             -------
     0.12**            0.08             0.06**           (0.02)            (0.07)                 --
     1.10              1.09            (0.28)             0.65              0.49               (0.43)
   ------           -------           ------            ------            ------             -------
     1.22              1.17            (0.22)             0.63              0.42               (0.43)
   ------           -------           ------            ------            ------             -------
       --             (0.10)           (0.03)               --                --                  --
       --                --               --                --                --               (0.02)
       --             (0.04)              --                --                --                  --
   ------           -------           ------            ------            ------             -------
       --             (0.14)           (0.03)               --                --               (0.02)
   ------           -------           ------            ------            ------             -------
   $12.60           $ 11.38           $10.35            $10.60            $ 9.97             $  9.55
   ======           =======           ======            ======            ======             =======
    10.72%(a)         11.32%           (2.06)%            6.32%             4.40%              (4.30)%(a)
   $  247           $   259           $  309            $  409            $  658             $16,819
     1.16%(b)          1.12%            1.17%             2.10%             1.96%               2.16%(b)
     2.01%(b)          0.81%            0.54%            (0.19)%           (1.01)%             (0.04)%(b)
     1.97%(b)          1.94%            2.19%             2.94%             3.66%               2.50%(b)
     2.03%(a)        163.90%          112.54%            77.91%            90.31%              29.37%(a)

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

                                            International Equity Fund

HSBC SM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            8/99
Semi-Annual Report (Unaudited)
June 30, 1999

Managed by:
HSBC Asset Management Americas Inc.

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